UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

The Smith & Wollensky Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16505 (Commission File Number)	58-2350980 (IRS Employer Identification No.)
1114 First Avenue New York, New York (Address of principal executive offices)	10021 (Zip Code)
(212) 838-2061 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective January 27, 2006, The Smith & Wollensky Restaurant Group, Inc. (the “Company”) entered into a line of credit agreement (the “Credit Agreement”) with Morgan Stanley Dean Witter Commercial Financial Services, Inc. for general corporate purposes. The Credit Agreement provides for a maximum available borrowing capacity of $5,000,000 and expires on January 27, 2009. Obligations under the Credit Agreement are guaranteed by Dallas S&W, L.P. (the “Guarantor”), a subsidiary of the borrower (the “Guarantor”), and the Guarantor has pledged its assets to secure its guaranty. The Company will pay interest on the outstanding balance under the Credit Agreement as a fluctuating rate per annum equal to one month LIBOR plus a margin of 2.25% or the prime rate minus 0.50%.

The Credit Agreement contains customary representations, warranties and covenants, including covenants limiting liens, indebtedness and lease obligations. In addition, the Credit Agreement contains covenants including covenants to the effect that the Company will maintain a minimum EBITDA level, minimum Debt Service Coverage Ratio and minimum Funded Debt Leverage Ratio (as such terms are defined in the Credit Agreement).

In the event of a default by the Company under the Credit Agreement, the lenders may terminate the commitments under the Credit Agreement and declare the amounts outstanding, including all accrued interest and unpaid fees, payable immediately. In addition, the lenders may enforce any and all rights and remedies created under the Credit Agreement, the collateral documents described in the Credit Agreement or applicable law. For events of default relating to insolvency, bankruptcy or receivership, the commitments are automatically terminated and the amounts outstanding become payable immediately.

The Credit Agreement and related agreements are attached as Exhibits 10.103, 10.104, 10.105, 10.106 and 10.107 hereto and are incorporated herein by reference.  The above-referenced summary of the material terms of the Credit Agreement and related agreements is qualified in its entirety by reference to such Exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 above, the Credit Agreement and related agreements filed as Exhibits 10.103, 10.104, 10.105, 10.106 and 10.107 hereto are hereby incorporated by reference into this Item 2.03.

2

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits
Exhibit Number	Description

10.103

Line of Credit Agreement dated as of January 27, 2006 between The Smith & Wollensky Restaurant Group, Inc., as borrower, and Dallas S&W, L.P., as guarantor, and Morgan Stanley Dean Witter Commercial Financial Services, Inc., as lender

10.104	Guaranty of Payment by Dallas S&W, L.P. in favor of Morgan Stanley Dean Witter Commercial Financial Services, Inc., dated as of January 27, 2006
10.105	Joint and Several Hazardous Material Guaranty and Indemnification Agreement by The Smith & Wollensky Restaurant Group, Inc., and Dallas S&W, L.P. dated as of January 27, 2006
10.106	Deed of Trust dated as of January 27, 2006 by Dallas S&W, L.P. for the benefit of Morgan Stanley Dean Witter Commercial Financial Services, Inc.
10.107	Promissory Note by The Smith & Wollensky Restaurant Group, Inc. in favor of Morgan Stanley Dean Witter Commercial Financial Services, Inc., dated as of January 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Smith & Wollensky Restaurant Group, Inc.

By:	/s/ Samuel Goldfinger
Samuel Goldfinger
Chief Financial Officer, Treasurer and
Secretary

Date:	January 30, 2006

Index to Exhibits

Exhibit Number	Description

10.103*

Line of Credit Agreement dated as of January 27, 2006 between The Smith & Wollensky Restaurant Group, Inc., as borrower, and Dallas S&W, L.P., as guarantor, and Morgan Stanley Dean Witter Commercial Financial Services, Inc., as lender

10.104*	Guaranty of Payment by Dallas S&W, L.P. in favor of Morgan Stanley Dean Witter Commercial Financial Services, Inc., dated as of January 27, 2006
10.105*	Joint and Several Hazardous Material Guaranty and Indemnification Agreement by The Smith & Wollensky Restaurant Group, Inc., and Dallas S&W, L.P. dated as of January 27, 2006
10.106*	Deed of Trust dated as of January 27, 2006 by Dallas S&W, L.P. for the benefit of Morgan Stanley Dean Witter Commercial Financial Services, Inc.
10.107*	Promissory Note by The Smith & Wollensky Restaurant Group, Inc. in favor of Morgan Stanley Dean Witter Commercial Financial Services, Inc., dated as of January 27, 2006

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*Filed herewith